Exhibit 10.6


MEGAWATT ENERGY CORPORATION                                              INVOICE
4735 Clairemont Square, Suite 314
San Diego * California * 92117
Phone: 858-824-6512

SOLD TO:
Neco Energy Corporation
5685 La Jolla Boulevard
La Jolla, CA  92037

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P.O. DATE    REQUISITIONER     SHIP VIA     F.O.B. POINT    TERMS    INVOICE NO.
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08-01-02                                    Los Angeles                010011
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
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QUANTITY       UNIT                                 DESCRIPTION                                  UNIT PRICE              TOTAL
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
   30                   5kW Dual axis tracking, high concentration, electro-thermal
                        high concentration, fresnel lens, photovoltaic generator.                $45,000.00          $1,350,000.00

                        Delivery date for first unit beginning January 2003

                        DELIVERY SCHEDULE           PAYMENT TERMS
                        ----------------            -------------
                        Jan.   5 Units              08-01-02    $   78,000.00

                        Feb.   5 Units              09-01-02    $   80,000.00

                        Mar.   5 Units              10-01-02    $   80,000.00

                        April  5 Units              11-01-02    $   80,000.00

                        May    5 Units              12-01-02    $   80,000.00

                        June   5 Units              01-01-03    $  140,000.00

                                                    02-01-03    $  140,000.00

                                                     3-01-03    $  140,000.00

                                                     4-01-03    $  140,000.00

                                                     5-01-03    $  140,000.00

                                                     6-01-03    $  150,775.00
                                                                -------------

                                                                $1,248,775.00

                        Credit from 12/20/01 Invoice and
                          invoice #30010 dated 03/26/02         $  101,225.00
                                                                -------------

                                                     Total      $1,350,000.00

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                                                                                                         SUBTOTAL   $1,350,000.00
                                                                                                         ---------------------------
                                                                                                            TOTAL   $1,350,000  +
                                                                                                                    applicable tax
                                                                                                         ---------------------------
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